Exhibit 10.39

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                               AGREEMENT OF LEASE
                              WITH PURCHASE OPTION
                     (HEREIN REFERRED TO AS THE "AGREEMENT")

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                        Dated: __________________________

                             CONJOE REALTY CO., INC.
                            a New Jersey Corporation
                      c/o Robert Papandrea, Vice President
                              54 DOCK WATCH HOLLOW
                            WARREN, NEW JERSEY 07059,

                               AS LANDLORD/SELLER

                                       AND

                          RONALD FRIGERIO, as agent for
                   THE TOWN BANK OF WESTFIELD, In Organization
                              115 EAST GROVE STREET
                           WESTFIELD, NEW JERSEY 07091

                               AS TENANT/PURCHASER

                                 FRIERI & CONROY
                                777 WALNUT AVENUE
                           CRANFORD, NEW JERSEY 07016
                                 (908) 653-1441

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                                TABLE OF CONTENTS

SECTION 1.    THE LEASE........................................................1

SECTION 2.    USE..............................................................1

SECTION 3.    LEASE COMMENCEMENT...............................................1

SECTION 4.    PRE-COMMENCEMENT EXPENSES........................................1

SECTION 5.    TERM.............................................................2

SECTION 6.    RENT COMMENCEMENT DATE...........................................2

SECTION 7.    RENT.............................................................2

SECTION 8.    FIRST OPTION TO RENEW............................................2

SECTION 9.    SECOND OPTION TO RENEW...........................................3

SECTION 10.   THIRD OPTION TO RENEW............................................3

SECTION 11.   TENANT/PURCHASER FIT-UP..........................................3

SECTION 12.   SECURITY.........................................................4

SECTION 13.   TAXES............................................................4

SECTION 14.   UTILITIES........................................................4

SECTION 15.   REPAIRS MAINTENANCE AND REPLACEMENTS.............................5

SECTION 16.   COMPLIANCE WITH LAWS.............................................5

SECTION 17.   ALTERATIONS AND IMPROVEMENTS.....................................5

SECTION 18.   INSURANCE........................................................5

SECTION 19.   INDEMNITY........................................................6

SECTION 20.   FIRE AND OTHER CASUALTY..........................................6

SECTION 21.   CONDEMNATION.....................................................6

SECTION 22.   ASSIGNMENT AND SUBLETTING........................................7

SECTION 23.   LANDLORD/SELLER'S RIGHT OF ACCESS................................7

SECTION 24.   SUBORDINATION TO MORTGAGES. NONDISTURBANCE BY MORTGAGEE..........8

SECTION 25.   CERTIFICATE OF LEASE STATUS......................................8

SECTION 26.   SIGNS............................................................8

SECTION 27.   NON-LIABILITY OF LANDLORD/SELLER.................................8

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SECTION 28.   CONSTRUCTION LIEN CLAIMS.........................................8

SECTION 29.   LANDLORD/SELLER'S RIGHT TO CURE..................................8

SECTION 30.   HOLDING OVER.....................................................9

SECTION 31.   ENVIRONMENTAL MATTERS............................................9

SECTION 32.   DEFAULT.........................................................10

SECTION 33.   FORCE MAJEURE...................................................11

SECTION 34.   WAIVER OF SUBROGATION...........................................11

SECTION 35.   BROKERAGE.......................................................11

SECTION 36.   QUIET ENJOYMENT.................................................11

SECTION 37.   LEASE SCHEDULES AND EXHIBITS....................................11

SECTION 38.   RECORDATION OF LEASE............................................11

SECTION 39.   NOTICES.........................................................12

SECTION 40.   BINDING EFFECT..................................................12

SECTION 41.   APPLICABLE LAW..................................................12

SECTION 42.   REMOVAL OF TENANT/PURCHASER'S PROPERTY..........................12

SECTION 43.   SUMS DEEMED ADDITIONAL RENT.....................................13

SECTION 44.   PURCHASE OPTION.................................................13

SECTION 45.   FIRST RIGHT OF REFUSAL..........................................13

SECTION 46.   EARLY TERMINATION...............................................14

SECTION 47.   VALIDITY OF LEASE/AUTHORITY TO LEASE............................14

SECTION 48.   ENTIRE AGREEMENT................................................14

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SECTION 1. THE LEASE

      Landlord/Seller hereby leases to Tenant/Purchaser and Tenant/Purchaser hereby rents from Landlord/Seller the entire property located at 520 South Avenue West, Westfield, New Jersey, also known as Lot 20, Block 2510 on the tax map of the Township of Westfield and as more particularly described in Exhibit A, which is annexed hereto and hereinafter referred to as the "Premises". It is understood and agreed that, subject to the Tenant/Purchaser's right of purchase and first refusal as hereinafter defined, the Premises may be conveyed by the Landlord/Seller to another person or entity. Upon such conveyance, the third party shall take title subject to and such transferee shall recognize the Tenant/Purchaser's tenancy hereunder and the terms and provisions of this Lease.

      It is further understood and agreed that Tenant/Purchaser is in the process of forming, with the requisite approval of the New Jersey Department of Banking and the Federal Deposit Insurance Corporation, a New Jersey commercial banking corporation, the charter application for which is soon to be filed, to be named "The Town Bank of Westfield" or such substitute name as may be required by the New Jersey Commissioner of Banking (the "Bank"). Upon the charter being duly issued by the New Jersey Department of Banking and the Bank becoming duly qualified to do a banking business in New Jersey, Tenant/Purchaser shall assign this Lease to the Bank and upon the Bank's assuming each and every obligation of Tenant/Purchaser under this Lease, Landlord/Seller shall release Tenant/Purchaser from any further Lease obligations and there shall be no further liability to Tenant/Purchaser thereafter.

SECTION 2. USE

      The Tenant/Purchaser may use and occupy the Premises as a commercial banking office. The Tenant/Purchaser's use of the Premises is expressly made subject to the provisions of Section 31 of this Lease. In addition to the limitations set forth in the aforesaid Section 31, the Tenant/Purchaser shall not use or occupy nor knowingly permit the Premises or any part thereof to be used or occupied for any unlawful business use or purpose or for any purpose or in any manner which is in violation of any present or future governmental laws or regulations. The Tenant/Purchaser shall save harmless and indemnify the Landlord/Seller from and against all costs, expenses, liabilities, losses, damages, injunctions, suits, fines, penalties, claims, and demands, arising out of Tenant/Purchaser's own negligence, except if the Landlord/Seller shall be compensated therefore by recovery under fire or extended coverage insurance.

SECTION 3. LEASE COMMENCEMENT

      The Lease Commencement Date shall be upon, or before at Tenant/Purchaser's option, issuance of the Certificate of Authority from the New Jersey Department of Banking (hereafter the "COA"), currently anticipated in February, 1998.

SECTION 4. PRE-COMMENCEMENT EXPENSES

      Tenant/Purchaser agrees to begin payment of all real estate taxes that come due on the Premises upon execution of this Lease by both parties. Tenant/Purchaser shall pay all real estate taxes to the Landlord/Seller on a monthly pro-rata basis in arrears. At the time of execution of this Lease, the monthly payment is approximately $1,497.00. All pre-commencement expenses shall cease to be paid by Tenant/Purchaser upon the happening of any of the following events:

            A.    the denial of the COA; or

            B. the Tenant/Purchaser failing to obtain final site plan approval on or before February 1, 1998 from the Westfield Planning Board for the use of the Premises as a bank with drive-up facilities in accordance with the plans submitted by Tenant/Purchaser to the Westfield Planning Board; or

            C. the Tenant/Purchaser failing to obtain approval for the curb cut in the driveway for entrance to the drive-up facility as shown on the plans submitted to the Westfield Planning Board and the New Jersey Department of Transportation; or


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            D.    the receipt of an unsatisfactory engineering inspection report of the condition of the Premises within 21 days from the execution of this Agreement. An unsatisfactory report shall be a report that the Tenant/Purchaser deems unsatisfactory in its sole and absolute discretion.

            E.    Rent Commencement as hereafter defined.

      Upon the occurance of sub-part A, B, C, D or E herein, Tenant/Purchaser will stop payment of real estate taxes as pre-commencement expenses and all rights under this Lease and Purchase Option shall terminate.

SECTION 5. TERM

      The  Lease  term  shall  be  five  (5)  years   beginning  from  the  Rent
Commencement Date (the "Initial Term") as hereafter defined with three (3) five year fixed rent renewal options as defined and set forth hereafter.

SECTION 6. RENT COMMENCEMENT DATE

      Tenant/Purchaser shall begin the payment of Rent as hereafter set forth exactly ninety (90) days after issuance of the COA to the Bank or upon the Bank opening for business, whichever first occurs. In no event, however, shall Rent Commencement be later than May 1, 1998. In the event that Rent Commencement begins on a day other than the first day of the month, rent for that month will be prorated for the number of days remaining in that month.

SECTION 7. RENT

      Rent during the Initial Term shall, for a period of five (5) years, be as follows:

              Lease Year              Annual                 Monthly
              ----------              ------                 -------

                   1                $24,000.00              $2,000.00
                  2-5               $54,000.00              $4,500.00

      The Tenant/Purchaser covenants and agrees to pay the Landlord/Seller as a total base rent for the Premises, without set-off or deduction of any kind, the sum of TWO HUNDRED FORTY THOUSAND ($240,000.00) DOLLARS, payable by the 15th day of each calendar month in accordance with the above monthly installments as noted herein for the entire Initial Term.

SECTION 8. FIRST OPTION TO RENEW

      Provided Tenant/Purchaser is not at the time of exercise and, prior to the expiration of the applicable Lease term will not be in default under this Lease and has not been in default of the Lease during the expiring Term, Tenant/Purchaser shall have an option to renew this Lease for a renewal term of five (5) years. This option may be exercised only by Tenant/Purchaser upon written notice to Landlord/Seller not less than six (6) months prior to the expiration of the initial Term. The terms and conditions of the first renewal term of the exercised option shall be the same as those in this Lease except only as hereinafter provided.

      Rent during the first renewal term shall be as follows

              Lease Year              Annual                 Monthly
              ----------              ------                 -------

                 6-10               $70,000.00              $5,833.00

      The Tenant/Purchaser covenants and agrees to pay the Landlord/Seller as a total base rent for the Premises, without set-off or deduction of any kind, the sum of THREE HUNDRED FIFTY THOUSAND ($350,000.00)


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DOLLARS, payable by the 15th day of each calendar month in equal installments as noted herein for the entire First Renewal Term.

SECTION 9. SECOND OPTION TO RENEW

      Provided Tenant/Purchaser is not at the time of exercise and, prior to the expiration of the applicable Lease term will not be in default under this Lease and has not been in default of the Lease during the expiring Term, Tenant/Purchaser shall have an option to renew this Lease for a renewal term of five (5) years. This option may be exercised only by Tenant/Purchaser upon written notice to Landlord/Seller not less than six (6) months prior to the expiration of the First Renewal Term. The terms and conditions of the second renewal term of the exercised option shall be the same as those in this Lease except only as hereinafter provided.

      Rent during the second renewal term shall be as follows

              Lease Year                  Annual                Monthly
              ----------                  ------                -------

                 11-15                  $80,000.00             $6,667.00

      The Tenant/Purchaser covenants and agrees to pay the Landlord/Seller as a total base rent for the Premises, without set-off or deduction of any kind, the sum of FOUR HUNDRED THOUSAND ($400,000.00) DOLLARS, payable in equal monthly installments as noted herein for the entire Second Renewal Term.

SECTION 10. THIRD OPTION TO RENEW

      Provided Tenant/Purchaser is not at the time of exercise and, prior to the expiration of the applicable Lease term will not be in default under this Lease and has not been in default of the Lease during the expiring Term, Tenant/Purchaser shall have an option to renew this Lease for a renewal term of five (5) years. This option may be exercised only by Tenant/Purchaser upon written notice to Landlord/Seller not less than six (6) months prior to the expiration of the Second Renewal Term. The terms and conditions of the third renewal term of the exercised option shall be the same as those in this Lease except only as hereinafter provided.

      Rent during the third renewal term shall be as follows

              Lease Year                Annual                    Monthly
              ----------                ------                    -------

                 16-20                $90,000.00                 $7,500.00

      The Tenant/Purchaser covenants and agrees to pay the Landlord/Seller as a total base rent for the Premises, without set-off or deduction of any kind, the sum of FOUR HUNDRED FIFTY THOUSAND ($450,000.00) DOLLARS, payable in equal monthly installments as noted herein for the entire Third Renewal Term.

SECTION 11. TENANT/PURCHASER FIT-UP

      After signing the Lease and depositing the rent security, Tenant/Purchaser may commence its fit-up work required to convert the Premises into a commercial bank location with drive-in facility. This work, at the sole cost and expense of Tenant/Purchaser, shall be performed in accordance with architect plans and specifications as approved by Tenant/Purchaser and the Township of Westfield including all appeal periods. Prior to application being made to the Township of Westfield for approval, Landlord/Seller shall be given a set of the plans for review and informational purposes only. Landlord/Seller shall cooperate with Tenant/Purchaser in making all appropriate and necessary applications to convert Premises as set forth herein including execution of owners consent as may be required by the Westfield Planning Board or any other appropriate agency. Insurance certificates and a hold harmless agreement shall be required of any general contractor employed by Tenant/Purchaser to complete the renovations to the Premises. Said certificates and hold harmless agreement shall be in place prior to work commencing.


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SECTION 12. SECURITY

      Simultaneous with the Rent Commencement Date Tenant/Purchaser shall deposit the sum of FOUR THOUSAND ($4,000.00) DOLLARS with the Landlord/Seller, as security for the full and faithful performance by the Tenant/Purchaser of each and every term, covenant, and condition of this Lease. In the event that the Tenant/Purchaser shall default in respect of any of the terms, provisions, covenants, and conditions of this Lease, including but not limited to payment of any rent, the Landlord/Seller may use, apply, or retain the whole or any part of the security so deposited for the payment of any such rent in default or for any other sum which the Landlord/Seller shall expend by reason of Tenant/Purchaser's default, including any damages or deficiency in the reletting of the Premises, whether such damages or deficiency shall accrue before or after summary proceedings or other re-entry by the Landlord/Seller.

      Tenant/Purchaser shall pay to Landlord/Seller on demand the amount so applied in order to restore the security to its original amount. In the event that the Tenant/Purchaser shall fully and faithfully comply with all the terms, provisions, covenants, and conditions of this Lease, the security or any balance thereof shall be returned to the Tenant/Purchaser after the time fixed as the expiration of this Lease or any renewals thereof. In the absence of evidence satisfactory to the Landlord/Seller of any assignment of the right to receive the security, or the remaining balance thereof, the Landlord/Seller may return the security to the original Tenant/Purchaser, regardless of one or more assignments of the Lease itself. This provision, however, shall not be construed as a consent by the Landlord/Seller to any such assignment.

      In the event of a bona fide sale of the Premises to a third party, the Landlord/Seller shall have the right to transfer the security to the vendee for the benefit of the Tenant/Purchaser, and the Landlord/Seller shall be considered released by the Tenant/Purchaser from all liability for the return of such security, and the Tenant/Purchaser agrees to look to the new Landlord/Seller solely for the return of the security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord/Seller. Prior to any such transfer of security, the Landlord/Seller shall have given the Tenant/Purchaser written notice thereof and the transferee shall have assumed the responsibilities relating thereto, as herein contained, in writing.

      The security deposit under this Lease shall not be assigned or encumbered by the Tenant/Purchaser without the written consent of the Landlord/Seller.

      In the event the Federal Deposit Insurance Corporation (hereafter the "FDIC"), by statute or published regulation, requires the treatment of the security different from that herein provided, the applicable FDIC required procedure will be adhered to by the parties.

SECTION 13. TAXES

      Tenant/Purchaser shall be responsible for all real estate taxes beginning on the Rent Commencement Date. Tenant/Purchaser shall make all tax payments quarterly when due directly to the Township of Westfield. Landlord/Purchaser shall provide Tenant/Purchaser a copy of the annual tax bill immediately upon receipt of same. However, Tenant/Purchaser's agreement to pay the real estate taxes is expressly contingent upon the full cooperation of the Landlord/Seller with the Tenant/Purchaser in the event that Tenant/Purchaser shall choose to file a tax appeal with the appropriate authorities at any time during the term of this Lease.

SECTION 14. UTILITIES

      Tenant/Purchaser shall make arrangements directly with the suppliers of electricity, gas and water to have these utility bills put in Tenant/Purchaser's name and shall promptly pay all bills for such services directly to the suppliers of such services.

      Tenant/Purchaser shall furnish heat, cooling and all other services Tenant/Purchaser may deem necessary or desirable in connection with its occupancy of the Premises at Tenant/Purchaser's sole cost and expense.


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

SECTION 15. REPAIRS MAINTENANCE AND REPLACEMENTS

      Throughout the term of this Lease, the Tenant/Purchaser shall, at its sole cost and expense, maintain and keep the Premises (including sidewalks, parking, entrance and exitways) in as good order and repair as at the Lease Commencement Date, ordinary wear and tear excepted and shall make any and all replacements required for this purpose. The Tenant/Purchaser shall promptly perform, or cause to be performed, all required repairs to the Premises. These obligations include but are not limited to snow removal, paving, painting, HVAC, electric, plumbing, roof repairs and glass.

SECTION 16. COMPLIANCE WITH LAWS

      The Tenant/Purchaser shall comply with any law, ordinance, and regulation, whether federal, state, county, or municipal, as well as rules and regulations adopted by the Landlord/Seller for the building of which the Premises is a part, applicable to the Premises, relating to use or occupancy thereof or, to the making of repairs, changes, alterations, or improvements, ordinary or extraordinary, seen or unforeseen, including but not limited to the performance of any duty imposed upon the Landlord/Seller or Tenant/Purchaser in respect of the sidewalks or curbs adjacent to the Leased Property. The Tenant/Purchaser shall comply with any and all rules and regulations applicable to the Premises issued by the Board of Fire Underwriters, or by any other body hereinafter constituted exercising similar functions, and by insurance companies writing policies covering the Premises which now or hereafter may become applicable to the Premises. The Tenant/Purchaser shall pay all costs, expenses, claims, fines, penalties, and damages that may be imposed because of the Tenant/Purchaser's negligence and the Tenant/Purchaser's use of the Premises, and shall save harmless and indemnify the Landlord/Seller from and against any and all liability arising from such noncompliance. The Landlord/Seller and the Tenant/Purchaser shall each promptly give notice to the other of any notice of violation received by them. Without diminishing the obligation of the Tenant/Purchaser, if the Tenant/Purchaser shall at any time fail to comply as expeditiously as reasonably feasible with any law, ordinance, rule, or regulation concerning or affecting the Premises, or the use and occupancy thereof, and, if a stay is necessary with respect to such compliance, shall have failed to obtain such stay, then the Landlord/Seller after fifteen (15) days prior written notice to the Tenant/Purchaser may so comply. The Tenant/Purchaser shall have the right to contest by appropriate legal proceedings in the name of the Tenant/Purchaser or the Landlord/Seller, or both, without cost or expense to the Landlord/Seller, the validity or application of any such law, ordinance, rule, or requirement and the Landlord/Seller shall cooperate with the Tenant/Purchaser and will execute and deliver any appropriate papers which may be necessary to permit the Tenant/Purchaser to contest the validity or application thereof.

SECTION 17. ALTERATIONS AND IMPROVEMENTS

      Except for those alterations, improvements and demolition set forth in the plans and specifications provided to the Township of Westfield Planning Board that form the basis of the ultimate building permit application, no alterations, additions, or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the Premises, without the written consent of the Landlord/Seller, which shall not be unreasonably withheld or delayed. All such alterations and improvements shall be made in a good and workmanlike manner. Unless otherwise provided for herein, all such alterations, additions, or improvements and systems, when made, installed in or attached to the Premises, shall belong to and became the property of the Landlord/Seller and shall be surrendered with the Premises and as part thereof upon the expiration or sooner termination of this Lease, without hindrance, molestation or injury. Nothing contained herein shall prevent future alterations by the Tenant/Purchaser as deemed necessary by said Tenant/Purchaser.

SECTION 18. INSURANCE

      18.1. Liability Insurance. Effective on the Lease Commencement Date, or such earlier date as Tenant/Purchaser may enter the Premises or perform any work therein, the Tenant/Purchaser shall be required to maintain, at its sole cost and expense, comprehensive public liability insurance in minimum single limit of $2,000,000.00 per occurrence. The policies of insurance hereunder shall provide that they shall not be cancelable without thirty (30) days' written notice to the Landlord/Seller and the Tenant/Purchaser from insurer except in the event of nonpayment in which case notice of cancellation shall be ten (10) days. All insurance shall be issued by


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reputable  insurers  licensed to do  business  in the State of New Jersey.  Each policy shall name Landlord/Seller and any mortgagee, if required, as an additional assured. Evidence shall be furnished to the Landlord/Seller by the Tenant/Purchaser at all times during the Lease term, indicating that all required premiums for insurance hereunder have been paid and that such coverage is in effect. A certificate setting forth the scope of coverage and policy
limits  for  each  required   policy   hereunder   shall  be  furnished  to  the
Landlord/Seller by the Tenant/Purchaser and at all times maintained on file at the Landlord/Seller's office.

      18.2. All Risk Insurance. Effective on the Lease Commencement Date Tenant/Purchaser shall provide property insurance coverage on the Premises for 100% of the total replacement cost of the building.

SECTION 19. INDEMNITY

Except to the extent that the Landlord/Seller shall receive compensation from insurance proceeds, the Tenant/Purchaser shall save harmless and indemnify the Landlord/Seller from and against any and all liability, penalties, damages, expenses, and judgments by reason of any injury or claim or injury to person or property, of any nature, arising out of the use, occupation, and control of the Premises by the Tenant/Purchaser at any time during the term of this Lease, including those resulting from any work in connection with any alterations, changes, new construction, or demolition. The Tenant/Purchaser is hereby subrogated to any rights of the Landlord/Seller against any other parties whomsoever in connection therewith. The Landlord/Seller shall promptly notify the Tenant/Purchaser of any claim asserted against the Landlord/Seller on account of any such injury or claimed injury to persons or property and shall promptly deliver to the Tenant/Purchaser the original or a true copy of any summons or other process, pleading, or notice issued in any suit or other proceedings to assert or enforce any such claim. The Tenant/Purchaser shall have the right to defend any such suit with attorneys of its own selection. The Landlord/Seller shall have a right, if it sees fit, to participate in such defense at its own expense. The indemnity provided for in this Section 19 shall not extend to the Landlord/Seller's intentional or negligent act or for damage caused by fire or the extended coverage hazards.

SECTION 20. FIRE AND OTHER CASUALTY

      Effective upon the Lease Commencement Date, in case of fire or other casualty, the Tenant/Purchaser shall give immediate notice to the Landlord/Seller. If the Leased Premises shall be partially damaged by fire, the elements or other casualty so that Tenant/Purchaser is able to satisfactorily operate its business, as Tenant/Purchaser may in its sole discretion determine, then the Tenant/Purchaser shall repair the same as speedily as practicable, but the Tenant/Purchaser's obligation to pay the rent hereunder shall not cease unless and until the Lease is terminated in accordance with this Section 20. If, however, in the reasonable opinion of the Tenant/Purchaser and the Landlord/Seller, the Premises shall be totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, then the rent shall be paid to the time of such destruction and then and from thenceforth this Lease shall come to an end unless Tenant/Purchaser in its sole discretion should decide to rebuild the Premises. In no event, however, shall the provisions of this clause become effective or be applicable, if the fire or other casualty and damage shall be the result of the carelessness, negligence or improper conduct of the Tenant/Purchaser or the Tenant/Purchaser's agents, employees, guests, licensees, invitees, subtenants, assignees or successors and, as a result thereof, insurance proceeds shall be not collectible. In such case, the Tenant/Purchaser's liability for the payment of the rent and the performance of all the covenants, conditions, and terms hereof on the Tenant/Purchaser's part to be performed shall continue and the Tenant/Purchaser shall be liable to the Landlord/Seller for the damage and loss suffered by the Landlord/Seller. If the Tenant/Purchaser shall have been insured against any of the risks herein covered, then the proceeds of such insurance shall be paid over to the Tenant/Purchaser to the extent of the Tenant/Purchaser's costs and expenses to make the repairs hereunder, and such insurance carriers shall have no recourse against the Landlord/Seller for reimbursement, unless the damage is caused by the action of the Landlord/Seller in which case the Tenant/Purchaser may proceed to collect all expenses from Landlord/Seller.

SECTION 21. CONDEMNATION

      21.1. If the whole of the Premises shall be taken for any public or any quasi-public use or by private purchase in lieu thereof, under any statute or by right of eminent domain, then this Lease shall automatically terminate as of the date that title shall have been taken. If any part of the Premises shall be so taken to render the remainder thereof unusable, in the reasonable judgment of the Tenant/Purchaser with satisfactory proof thereof to the Landlord/Seller, for the purposes for which the Premises was leased, then the Landlord/Seller and the Tenant/Purchaser shall each have the right to terminate this Lease on thirty (30) days' notice to the other, given within ninety (90) days after the date of the filing of the complaint for condemnation. In the event that this Lease shall terminate or be terminated, the rent shall, if and as necessary, be equitably adjusted.

      21.2. If any part of the Premises shall be so taken and this Lease shall not terminate or be terminated under the provisions of subparagraph 21.1 hereof, then the rental shall be equitably apportioned according to the space so taken, and the Landlord/Seller shall, at its own cost and expense, restore the remaining portion of the Premises the extent necessary, as mutually determined by the Landlord/Seller and Tenant/Purchaser, to render it reasonably equitable for the purposes for which it was leased.

      21.3. All compensation awarded or paid upon such a total or partial taking of the Premises shall belong to and be the property of the Landlord/Seller without any participation by the Tenant/Purchaser; provided, however, that nothing contained herein shall be construed as precluding the Tenant/Purchaser from prosecuting any claim directly against the condemning authority in such condemnation proceedings for loss of business, or depreciation to, damage to, or cost of removal of, or for the value of stock, trade fixtures, furniture, and other personal property belonging to the Tenant/Purchaser, provided, however, that no such claim shall diminish or otherwise adversely affect the Landlord/Seller's award. However, any award to Landlord/Purchaser shall be limited to the purchase price of the Premises as set forth in Section 44 A and all money awarded above said price shall be given to Tenant/Purchaser as reimbursement for all improvements to the Premises. Furthermore, in the event of a partial condemnation the award shall be apportioned on a pro rated basis using the purchase price set forth in Section 44 A for the Landlord/Purchaser and the total cost of all improvements made to the Premises for the Tenant/Purchaser. The ratio of Landlord/Seller's number to Tenant/Purchaser's number shall form the basis of any proration in a partial condemnation. By way of example, if the Landlord/Seller's price is $600,000 and the improvement costs of Tenant/Purchaser are $400,000 and the partial condemnation award is $10,000, then in that event the Landlord/Seller would receive $6,000 of the award and the Tenant/Purchaser would receive $4,000 of the award.

SECTION 22. ASSIGNMENT AND SUBLETTING

      Tenant/Purchaser shall be permitted to assign or sublet the Premises to any lawful user for that users particular purpose without first obtaining the Landlord/Seller's approval. However, the Landlord/Seller's approval, if obtained, shall not operate or serve to excuse, relieve or release the Tenant/Purchaser from any liability, obligation or responsibility hereunder unless otherwise agreed to by the Parties.

      If, in spite of the foregoing prohibitions, this Lease is nevertheless assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Sec.101 et seq (the "Bankruptcy Code"), such assignee shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment and shall upon demand execute and deliver to Landlord/Seller an instrument confirming such assignment; and provided further that any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord/Seller, shall be and remain the exclusive property of Landlord/Seller and shall not constitute property of Tenant/Purchaser or of the estate of Tenant/Purchaser within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord/Seller's property under the preceding sentence not paid or delivered to Landlord/Seller shall be held in trust for the benefit of Landlord/Seller and be promptly paid or delivered to Landlord/Seller.

SECTION 23. LANDLORD/SELLER'S RIGHT OF ACCESS

      Due to the nature of Tenant/Purchasers' business as a commercial bank and the essential security requirements thereof, Landlord/Seller shall have only controlled access to the Premises at all times and in all circumstances. Tenant/Purchaser shall provide appropriate escort when access is requested by Landlord/Seller. Tenant/Purchaser hereby agrees to exculpate Landlord/Seller from any liability due to Landlord/Seller's inability to enter the Premises in the event of an emergency.

SECTION 24. SUBORDINATION TO MORTGAGES. NONDISTURBANCE BY MORTGAGEE

      Landlord/Seller represents that it currently has no mortgage on the Premises. In the event however should Landlord/Seller take a mortgage on the Premises, the Mortgagee shall agree that so long as Tenant/Purchaser is in compliance with the terms of this Agreement, the Mortgagee shall not disturb the tenancy and shall fully abide by the requirements of the terms of this Agreement.

SECTION 25. CERTIFICATE OF LEASE STATUS

      The Tenant/Purchaser shall at any time upon thirty (30) days' prior written notice by the Landlord/Seller, execute, acknowledge and deliver to the Landlord/Seller, in recordable form, a certificate certifying that this Lease is unmodified and in full force and effect or, if modified, then that this Lease is in full force and effect as modified, setting forth the modifications and the dates to which the rent and other additional charges required to be paid hereunder have been paid. Such certificate shall affirmatively state (if such is the case) that the Landlord/Seller is not in default under this Lease and that the Tenant/Purchaser is not possessed of any set-offs or defenses against the enforcement of this Lease of any nature whatsoever. Such certificate shall be in such form that it may be relied upon by the Landlord/Seller, by any prospective purchaser of the fee or any interest therein or any mortgagee thereof or any assignee of any mortgagee upon the fee of the Premises.

SECTION 26. SIGNS

      Tenant/Purchaser shall obtain all permits for the erection of signs on the Premises and shall be paid for by the Tenant/Purchaser. All such signs shall at all times comply with and conform to all applicable ordinances, laws, and regulations in effect governing signs and their erection. The Tenant/Purchaser shall save harmless and indemnify the Landlord/Seller from and against any violation hereof and shall defend any action for violation at its cost and expense.

SECTION 27. NON-LIABILITY OF LANDLORD/SELLER

      Except in the case of the Landlord/Seller's act or negligence, the Landlord/Seller shall not be liable for any damage or injury which may be sustained by the Tenant/Purchaser or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical gas, power, conveyor, refrigeration, sprinkler, air conditioning or heating systems, elevators or hoisting equipment, or by reason of the elements, beyond the control of the Landlord/Seller, or any services to be furnished or supplied by the Landlord/Seller.

SECTION 28. CONSTRUCTION LIEN CLAIMS

      If any construction lien claim shall at any time be filed against the Premises or any part thereof by reason of work, labor, service or materials, performed or furnished by the Tenant/Purchaser or on the Tenant/Purchaser's order, then the Tenant/Purchaser shall forthwith cause such lien or notice to be discharged or bonded after being notified of its filing. If the Tenant/Purchaser shall not procure such discharge or secure such bonding within sixty (60) days of such notice, then the Landlord/Seller may, but shall not be obligated to, discharge the lien or notice by paying the amount claimed to be due, which sum, including the Landlord/Seller's reasonable attorneys' fees, shall be due and payable by the Tenant/Purchaser to the Landlord/Seller as additional rent on the first day of the next following month.

SECTION 29. LANDLORD/SELLER'S RIGHT TO CURE

      In addition to all remedies of the Landlord/Seller contained herein and available to it at law, in equity or pursuant to any statute, the Landlord/Seller shall have the right after thirty (30) days written notice to the Tenant/Purchaser to cure any default of the Tenant/Purchaser hereunder, which default arises as a result of the non-payment by the Tenant/Purchaser or the failure of the Tenant/Purchaser to obligate himself for payment of any sums of money required to be expensed, utilized or paid over hereunder. The Landlord/Seller shall provide the Tenant/Purchaser with notice of having cured the Tenant/Purchaser's default pursuant to this Section 29 within five

(5) days of having so cured the Tenant/Purchaser's default. In such event, any and all sums reasonably expended by the Landlord/Seller or for which the Landlord/Seller shall obligate itself shall become due and payable from the Tenant/Purchaser to the Landlord/Seller as additional rent on the first day of the month following the expenditure or the obligation by the Landlord/Seller of such sum.

SECTION 30. HOLDING OVER

      If the Tenant/Purchaser shall fail at the expiration or sooner termination of this Lease to yield up immediate possession of the Premises to the Landlord/Seller, except in the event of conditions beyond the control of Tenant/Purchaser in which event Tenant/Purchaser shall have a sixty (60) day grace period, then it shall be considered as a holdover tenancy. This shall not be deemed a waiver by Landlord/Seller of any rights or reentry otherwise available to it. Receipt of rent or any part thereof during such holding over shall not act as an affiance of the tenancy, nor act as a bar or waiver of the Landlord/Seller's right to deem the Lease terminated and of no further force and effect.

SECTION 31. ENVIRONMENTAL MATTERS

      The following requirements shall be in addition to, and concurrent with, the requirements set forth in other Sections of this Lease.

            A. The Tenant/Purchaser covenants and agrees that it shall provide the Landlord/Seller with immediate telephone and written notice of any discharge of a "Hazardous Substance or Waste" within the meaning of N.J.S.A. 58:10-23.11b(k) with respect to the Premises. Tenant/Purchaser further covenants and represents that it will not dispose of, process or generate Hazardous Substance or Waste at the Premises.

            B. The Tenant/Purchaser hereby agrees to save harmless and indemnify the Landlord/Seller from and against any and all damages, costs and expenses, including, without limitation, attorneys' fees, incurred for cleanup and remediation necessitated by or resulting from a discharge of any "Hazardous Substance or Waste" within the meaning of the Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 et seq., or a release of any hazardous substance within the meaning of the Comprehensive Environmental Response, Compensation and liability Act, 42 U.S.C.S. Section 9601, et seq., occurring subsequent to the commencement of this Lease. Any and all preexisting and prior environmental conditions, including present or future migration of Hazardous Substance or Waste from neighboring properties, are specifically exempt from this indemnification.

            C. The Tenant/Purchaser covenants and agrees that it shall provide the Landlord/Seller with immediate telephone and written notice of any release of any "Hazardous Substance" within the meaning of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C.S. Section 9602, et seq., with respect to the Premises.

            D. The Tenant/Purchaser hereby agrees to indemnify and hold harmless the Landlord/Seller from and against any damages, costs and expenses, including without limitation attorneys' fees, incurred for cleanup and remediation necessitated by or resulting from any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing of a hazardous substance into the environment as defined in 42 U.S.C.
Section 9601(14).

            E. Landlord/Seller represents that the Premises is free of environmental hazards including underground storage tanks or other underground facilities and no violations have been served upon the Landlord/Seller from the Department of Environmental Protection or any other State or Federal agency regarding hazardous substances on the Premises to the date hereof. In addition, Tenant/Purchaser shall at its sole cost and expense commission a Phase 1 environmental audit of the entire Premises the report of which will be delivered to Tenant/Purchaser and to Landlord/Seller. In the event that report discloses the presence of any hazardous materials or hazardous waste or underground storage tanks actionable under existing applicable law, Tenant/Purchaser shall have thirty (30) days from receipt of said report to notify Landlord/Seller of its intent to continue with the Lease or cancel the Lease. In the event that Tenant/Purchaser shall determine to continue with the Lease, Landlord/Seller, at its sole cost and expense will begin remediation of any such conditions to the extent legally required within thirty (30) days from receiving notice to do so from Tenant/Purchaser. Landlord/Seller shall diligently continue remediation until same has been complete and all required documentation from the Department of Environmental Protection or any other appropriate agency has been received, copies of which shall be provided to Tenant/Purchaser.

SECTION 32. DEFAULT

      Upon the occurrence of any of the following events, each of which shall be deemed an Event of Default, the Landlord/Seller shall have the right to reenter the Premises to declare this Lease and the tenancy hereby created terminated, end notwithstanding such termination, to hold the Tenant/Purchaser liable to all remaining rent unpaid hereunder and any damages which may accrue to the Landlord/Seller:

      32.1. Events of Default.

            A. Rent. Failure to pay rent (base rent or additional rent) on the date due, which failure is not cured within seven (7) days from said date.

            B. Breach of Covenant. Breach by Tenant/Purchaser of a any covenant, representation, condition or requirement of this Lease, the performance or observance of which is required by the Tenant/Purchaser (other than for the payment of rent), which breach or failure shall not be cured by the
Tenant/Purchaser within thirty (30) days of written notice from the Landlord/Seller specifying such breach or failure, unless such breach cannot reasonably be cured within thirty (30) days, and the Tenant/Purchaser shall be diligently attempting to cure the same, in which case the Tenant/Purchaser shall have a reasonable time, not to exceed an additional one hundred eighty (180) days, so to cure.

            C. Insolvency. If the Tenant/Purchaser shall be adjudicated a bankrupt or insolvent or shall avail itself of any insolvency law for the appointment of a Receiver or Trustee, or shall make an assignment for the benefit of creditors, or shall have a petition or insolvency or bankruptcy filed against it which shall not be vacated within ninety (90) days of such filing

            D. Abandonment. Abandonment of the Premises by the Tenant/Purchaser.

            E. Limitations on Rights of Landlord/Seller to Terminate Lease. Notwithstanding any other provision of this Lease, in the event the Tenant/Purchaser or its successors or assigns shall became insolvent, bankrupt, or make an assignment for the benefit of creditors, or if it or their interests hereunder shall be levied upon or sold under execution or other legal process, or in the event the bank to being operated on the Premises is closed, or is taken over by the Superintendent of Banks of the State of New Jersey, or other bank supervisory authority, the Landlord/Seller may terminate the Lease only with the concurrence of said Superintendent or other bank supervisory authority, and any such authority shall in any event have the election either to continue or terminate the Lease, provided, that in the event this Lease is terminated, the maximum claim of Landlord/Seller for damages or indemnity for injury resulting from the rejection or abandonment of the unexpired Lease shall in no event be in an amount exceeding the rent reserved by the Lease, without acceleration for the year next succeeding the date of the surrender of the
Premises to the Landlord/Seller, or the date of the re-entry of the Landlord/Seller, whichever first occurs, whether before or after the closing of the bank, plus an amount equal to the unpaid rent accrued, without acceleration up to such date.

      32.2. Late Payment of Rent.

      Without prejudice to any other right of the Landlord/Seller herein contained, the Landlord/Seller shall have the right to charge a late fee for rent paid later than the seventh (7th) day of each month in which such payment shall have been due, which fee shall be two percent (2%) per month of the amount of late rent. Said late charge shall be due as additional rent and payment thereof shall cure any default under this paragraph 32.2.

      32.3. Landlord/Seller`s Lien.

      Upon the Tenant/Purchaser's default, the Landlord/Seller shall have, with respect to all personal property and equipment of the Tenant/Purchaser, all statutory and common law liens of Landlords, now or hereafter available to it to the extent permitted under applicable FDIC regulations.

      32.4. Cumulative Remedies.

      All remedies of the Landlord/Seller and the Tenant/Purchaser herein shall be cumulative and shall be deemed to be in addition to all other remedies, both statutory and available at law and in equity.

SECTION 33. FORCE MAJEURE

      Any performance or undertaking required to be performed or undertaken by the Landlord/Seller or the Tenant/Purchaser herein shall be performed or undertaken as expeditiously as possible. It shall not be a breach of this Lease if such performance or undertaking is prevented, delayed or hindered by unavailability of materials, strikes, acts of war, quotes, acts of governmental authorities, casualties, Acts of God or other forces beyond the Landlord/Seller's or the Tenant/Purchaser's control.

SECTION 34. WAIVER OF SUBROGATION

      The Landlord/Seller and the Tenant/Purchaser each waive all rights of recovery against the other or their respective agents, employees or other representatives for any loss, damages or injury of any nature whatsoever to the Premises, persons and personal property in the Premises, provided that such loss, damage or injury results from fire or the extended coverage hazards. Each party will obtain from its insurance carriers, and will deliver to the other, waiver of Subrogation rights under the respective policies, but this provision shall remain in effect despite either party's failure to obtain such waiver from its insurance carriers.

SECTION 35. BROKERAGE

      The parties represent and warrant that no real estate brokers have been involved in the transaction contemplated hereby. Both parties shall save harmless and indemnify the other from and against any claims for brokerage commissions by any person or entity claiming a commission from that party.

SECTION 36. QUIET ENJOYMENT

      The Tenant/Purchaser upon the payment of the rent and additional rent herein set forth and upon the performance of all the terms, covenants, and conditions of this Lease shall at all times during the lease term and any extensions or renewals or modifications thereof, peaceably and quietly enjoy the Premises without disturbance from the Landlord/Seller or persons claiming through the Landlord/Seller.

SECTION 37. LEASE SCHEDULES AND EXHIBITS

      All schedules and exhibits annexed to this lease are expressly integrated herein and made a part hereof.

SECTION 38. RECORDATION OF LEASE

      The Tenant/Purchaser shall not record this Lease without the Landlord/Seller's prior approval in writing. The Tenant/Purchaser hereby constitutes Landlord/Seller its attorney-in-fact to discharge such recordation in the event of a breach of this covenant. The Tenant/Purchaser may record a memorandum of this Lease, setting forth the terms hereof, the Tenant/Purchaser's options, and right of non-disturbance.

SECTION 39. NOTICES

All notices required or permitted hereunder shall be in writing and shall be delivered by United States registered or certified mail, return receipt requested, addressed as follows:

If to the Landlord/Seller:
Conjoe Realty Co., Inc.
c/o Robert Papandrea, V.P.
54 Dock Watch Hollow
Warren, NJ 07059

with a copy to:
Louis DiMare, Esq.
Garrubbo & Romankow
53 Cardinal Drive
Westfield, New Jersey 07090

If to the Tenant/Purchaser:
Ronald Frigerio, as agent for the Town Bank of Westfield, In Organization 115 East Grave Street
Westfield, New Jersey 07090

with a copy to:
Donna M. Conroy, Esq.
Frieri & Conroy, Esqs.
777 Walnut Avenue
Cranford, NJ 07016

SECTION 40. BINDING EFFECT

      This Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors, representatives and assigns.

SECTION 41. APPLICABLE LAW

      This Lease shall be governed by and construed under the laws of the State of New Jersey. Venue for any legal action filed in this matter shall be the Superior Court located in Elizabeth, New Jersey.

SECTION 42. REMOVAL OF TENANT/PURCHASER'S PROPERTY

      Any equipment, fixtures, goods or other property of the Tenant/Purchaser, not removed by the Tenant/Purchaser upon the termination of this Lease, or upon any quitting, vacating or abandonment of the Premises by the Tenant/Purchaser, or upon the Tenant/Purchaser's eviction, shall, at the option of the Landlord/Seller, be considered as abandoned and the Landlord/Seller shall have the right, without any notice to the Tenant/Purchaser, to sell or otherwise dispose of the same, at the expense of the Tenant/Purchaser, and shall not be accountable to the Tenant/Purchaser for any part of the proceeds of such sale, if any, except that the sale shall be conducted in a commercially reasonable manner and an accounting of the proceeds actually realized by Landlord/Seller will be made available for inspection by Tenant/Purchaser upon its request. Notwithstanding the preceding sentence, it is expressly agreed that the Tenant/Purchaser shall be permitted to remove any and all equipment, machinery and trade fixtures belonging to it from the Premises at the termination of this Lease. Any and all damage to the Premises which shall result from such removal shall be repaired by the Tenant/Purchaser.

SECTION 43. SUMS DEEMED ADDITIONAL RENT

      All charges, costs and expenses which the Tenant/Purchaser is required to pay hereunder, together with all interest and penalties that may accrue thereon in the event of the Tenant/Purchaser's failure to pay such amounts, and all damages, costs and expenses which the Landlord/Seller may incur by reason of any default of the Tenant/Purchaser or failure on the Tenant/Purchaser's part to comply with the terms of this Lease, shall be deemed to be additional rent and, in the event of nonpayment by the Tenant/Purchaser, the Landlord/Seller shall have all the rights and remedies with respect thereto as the Landlord/Seller has for the non-payment of the basic rent.

SECTION 44. PURCHASE OPTION

      Tenant/Purchaser shall have, in its sole and absolute discretion, the option to purchase the Premises at the end of the First Renewal Term (year 10), Second Renewal Term (year 15) and at the end of the Third Renewal Term (year 20) upon the following terms:

            A. Purchase price shall be eighty percent (80%) of the fair market value of the Premises.

            B. Fair Market Value shall be determined by obtaining three appraisals of the Premises and obtaining the average of the three appraisals. The appraisals set forth herein shall be conducted by an appraiser one each chosen by the Tenant/Purchaser and Landlord/Seller, respectively. The third and final appraiser shall be one chosen by mutual agreement between the two appraisers chosen by the Tenant/Purchaser and Landlord/Seller, respectively.

            C. The Tenant/Purchaser must give notice of the intent to exercise the option to purchase not less than sixth (6) months prior to the end of the First Renewal Term, Second Renewal Term or Third Renewal Term as the case may be. Tenant/Purchaser must give the Landlord/Seller notice in writing at the address listed in Section 39 in the same manner as if the Tenant/Purchaser were renewing the lease term. This shall be the Option Exercise Date.

            D. Closing of title will take place as soon as possible but in no event more than six months after notice is given to Landlord/Seller by Tenant/Purchaser except as otherwise provided in sub-part E below.

            E. Tenant/Purchaser's obligation under this Purchase Option shall be conditioned upon title to the Premises being good and marketable such that same shall be insurable by a New Jersey licensed title insurance company, at regular rates, free and clear of all liens. Failure of Landlord/Purchaser to provide such clear title shall be a breach of this Purchase Option and Landlord/Seller shall reimburse Tenant/Seller for all money expended by Tenant/Purchaser in anticipation of the purchase, including but not limited to legal, engineering, surveying and all other fees. This remedy is in addition to any other remedy available to Tenant/Purchaser at law or in equity.

            F. At closing, Landlord/Seller shall deliver to Tenant/Purchaser a bargain and sale deed with covenants against grantor's acts for the Premises and an affidavit of title in the usual form and corporate resolution approving the sale and any other documents required to properly and effectively convey full ownership to Tenant/Purchaser.

SECTION 45. FIRST RIGHT OF REFUSAL

      In the event that Landlord/Seller shall wish to sell the Premises at a time not coincident with Tenant/Purchaser's option to purchase, then in that event Tenant/Purchaser shall have the right of first refusal. Upon written notification from the Landlord/Seller that it wishes to sell the Premises to a third party, Tenant/Purchaser shall then have forty five days (45) to notify Landlord/Seller that it will exercise its option to purchase the Premises pursuant to the terms of Section 44 or at the price offered by the third party, whichever is less, all other terms of Section 44 shall remain in force and govern the sale and transfer of title. Should Tenant/Purchaser fail to agree to exercise the purchase option for the Premises at that time and Landlord/Seller goes through with the sale to the third party or not, Tenant/Purchaser shall retain the right to exercise the option to purchase pursuant to Section 44 hereof so long as the option set forth in Section 44 has not then expired.

SECTION 46. EARLY TERMINATION

      46.1. Tenant/Purchaser has or will apply to the New Jersey Department of Banking for the issuance of Charter in the name of "The Town Bank of Westfield" and pursuant thereto will diligently proceed with the solicitation of the minimum equity required by statute and regulations to obtain a Certificate of Authority to perform a commercial banking business at the Premises. In the event the Charter has not been issued by January 1, 1998 or in the event the Certificate of Authority has not been issued within eighteen (18) months after the earlier of the issuance of Charter or by July 1, 1999, then in any of such event Tenant/Purchaser, on thirty (30) days notice, may terminate this Lease.

      46.2. Tenant/Purchaser shall diligently prosecute its application for site plan approval. In the event such approval is not obtained prior to January 1, 1998, Tenant/Purchaser may, upon thirty (30) days' notice to the Landlord/Seller, terminate this Lease.

      46.3. Tenant/Purchaser must obtain site plan approval for a bank with a drive-up facility as submitted, including curb cut approval from the Department of Transportation, on or before January 1, 1998. In the event such approval is not obtained prior to January 1, 1998, Tenant/Purchaser may, upon thirty (30) days' notice to the Landlord/Seller, terminate this Lease.

      46.4. Tenant/Purchaser must obtain a satisfactory engineering report within twenty-one days of the date of execution. Failure to obtain said satisfactory report to Tenant/Purchaser shall be an event of early termination by election of Tenant/Purchaser only.

      46.5. In the event of termination under either Section 46.1, 46.2, such termination shall be deemed to be the expiration of this Lease under Section 12 in so far as the return of security is concerned.

      46.6. In the event that Tenant/Purchaser is within thirty (30) days of approval under 46.2 or 46.3 or within forty five (45) days of approval under 46.1, Landlord/Seller will provide Tenant/Purchaser with extension of the dates contained in those Sections to such time as is required to obtain the approvals set forth in those Sections.

SECTION 47. VALIDITY OF LEASE/AUTHORITY TO LEASE

      The terms, conditions, covenants, and provisions of this Lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clause or provisions shall remain in full force and effect.

      Landlord/Seller represents that it has good title and has authority to enter into this Lease for the Premises.

SECTION 48. ENTIRE AGREEMENT

      This Agreement of Lease with Purchase Option constitutes the entire agreement of the parties. There are no other agreements, express or implied. Any oral representations, undertakings or agreements are expressly merged herein. This Lease may not be changed, amended or modified except by an agreement in writing signed by the parties hereto.

      IN WITNESS WHEREOF, the parties hereto have executed this Lease this 17th day of September, 1997.

Attest:
                                     Conjoe Realty Co., Inc.,
                                     a New Jersey Corporation,
                                                     as Landlord/Seller


/s/ Patricia Papandrea               By: /s/ Robert Papandrea
---------------------------------        ---------------------------------------
                           , Sec.    Robert Papandrea, Vice President

Attest:

Attest:                              Ronald Frigerio, as Agent for The Town
Bank                                 of Westfield, In Organization,
                                                     as Tenant/Purchaser


/s/ Germaine B. Thakit               By: /s/ Ronald Frigerio
---------------------------------        ---------------------------------------
                        Asst, Sec.   Ronald Frigerio, as Agent for
                                     The Town Bank of Westfield, In Organization

                              CORPORATE RESOLUTION

      BE IT RESOLVED that the Board of Directors of Conjoe Realty Co., Inc. have voted and unanimously approved Robert Papandrea, Vice President, to sign a certain Agreement of Lease with Purchase Option between Conjoe Realty Co., Inc. and Ronald Frigerio, as agent for The Town Bank of Westfield, In Organization.


                                              By: /s/ Patricia Papandrea
                                              -----------------------------
                                                                       Sec.

                           ADDENDUM TO LEASE AGREEMENT

      This Addendum entered into as of this 15 day of Jan, 1998 by and between Ronald Frigerio, as agent for The Town Bank of Westfield In Organization with an address of 115 East Grove Street, Westfield, New Jersey (hereafter "Tenant/Purchaser" ) and Conjoe Realty Co, Inc. with an address of c/o Robert Papandrea, Vice President 54 Dock Watch Hollow, Warren, New Jersey (hereafter" Landlord/Seller") the parties agree as follows:

                                   WITNESSETH
                                   ----------

      WHEREAS the Tenant/ Purchaser and Landlord/ Seller have previously agreed to a lease for 520 South Avenue, Westfield, New Jersey (the" Premises"); and

      WHEREAS as a condition of lease the Tenant/Purchaser was to obtain final approval from the New Jersey Department of Transportation for a curb cut in conjunction with the final site plan approval by the Township of Westfield; and

      WHEREAS the Tenant/Purchaser is diligently pursuing said approvals and the Landlord/ Seller wishes to afford the Tenant/Purchaser every opportunity to obtain said approvals prior to commencing payment of rent.

      NOW THEREFORE the parties acknowledge receipt of One dollar ($1.00) each to the other in hand and in consideration of the mutual covenants of the parties they agree as follows:

      1. Sections 46.2 and 46.3 of the Lease between the Tenant/Purchaser and the Landlord/Seller are hereby amended to extend the time within which Tenant/Purchaser may obtain final approval from New Jersey Department of Transportation for a curb cut and final site plan approval from the Township of Westfield through and including March 31, 1998. All other dates and times in the Agreement of Lease and the provisions thereto shall remain unchanged.

      2. To the extent that the terms of this Addendum to Lease are contrary to or different from the Agreement of Lease, the terms of this Addendum to Lease Agreement shall control.

      The parties hereto have set there hands to this Addendum as of the date and year first above written.

Attest:                                   Conjoe Realty Co., Inc.,
                                          a New Jersey Corporation,
                                                            as Landlord/Seller


                                          By: /s/ Robert Papandrea
---------------------------------            -----------------------------------
                    , Sec.                   Robert Papandrea, Vice-President

                                          Ronald Frigerio, as Agent for The Town
                                          Bank of Westfield, In Organization,
Attest:                                                     as Tenant/Purchaser


                                          By: /s/ Ronald Frigerio
---------------------------------            -----------------------------------
                    , Sec.                   Ronald Frigerio, as Agent for
                                             The Town Bank of Westfield, In
                                             Organization